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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 18, 2005
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





             Delaware                      1-9700              94-3025021
   (State or other jurisdiction          Commission         (I.R.S. Employer
 of incorporation or organization)       File Number      Identification Number)




                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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                         THE CHARLES SCHWAB CORPORATION

Item 2.02     Results of Operations and Financial Condition

On January 18, 2005, The Charles Schwab Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                         THE CHARLES SCHWAB CORPORATION

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               THE CHARLES SCHWAB CORPORATION
                                                              (Registrant)

Date: January 18, 2005                           /s/ Christopher V. Dodds
      -----------------                          -------------------------------
                                                 Christopher V. Dodds
                                                 Executive Vice President and
                                                 Chief Financial Officer


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                         THE CHARLES SCHWAB CORPORATION

Exhibit Index

99.1 Press Release dated January 18, 2005 ("Schwab Reports Fourth Quarter and Full Year Results")


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